Supplement to the

Fidelity® Maryland Municipal Income Fund

A Fund of Fidelity Union Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2006

The following information replaces similar information found in the "Fund Holdings Information" section on page 53.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

SMDB-07-01 June 29, 2007
1.468179.112

Supplement to the

Fidelity® Arizona Municipal Money Market Fund

A Fund of Fidelity Union Street Trust II

Fidelity Arizona Municipal Income Fund

A Fund of Fidelity Union Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2006

The following information replaces the similar information found in the "Fund Holdings Information" section on page 58.

Arizona Municipal Income will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

Arizona Municipal Money Market will provide a full list of holdings as of the end of the fund's fiscal quarter on www.fidelity.com 60 days after its fiscal quarter-end. The fund's full holdings are also available monthly, 15 or more days after month-end by calling Fidelity at 1-800-544-8544.

AZI/SPZB-07-01 June 29, 2007
1.713596.118